EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Data Systems & Software Inc. (the "Company") on Form 10-Q for the three and nine month periods ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Morgenstern, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 except as disclosed in
          Part I Item 1 to this report; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


  /s/ George Morgenstern
----------------------------------
  George Morgenstern
  Chief Executive Officer
  March 30, 2004


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